                                                                      PROSPECTUS

                            PRIVATE INVESTMENT CLASS
                                     OF THE

                               TREASURY PORTFOLIO
                                       OF

                          SHORT-TERM INVESTMENTS TRUST
                         11 GREENWAY PLAZA, SUITE 1919
                           HOUSTON, TEXAS 77046-1173
                                 (800) 877-7748
                               ------------------

     The Treasury Portfolio is a money market fund whose investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Treasury Portfolio seeks to achieve its objective by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The instruments purchased by the Treasury Portfolio will have maturities of 397 days or less.


     The Treasury Portfolio is a series portfolio of Short-Term Investments Trust (the "Trust"), an open-end diversified, series, management investment company. This Prospectus relates solely to the Private Investment Class of the Treasury Portfolio, a class of shares designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other financial institutions can invest short-term cash reserves.



     The Trust also offers shares of other classes of the Treasury Portfolio pursuant to separate prospectuses: the Institutional Class, Cash Management Class, Personal Investment Class and Resource Class, as well as shares of classes of another portfolio of the Trust, the Treasury TaxAdvantage Portfolio.

                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                  ADEQUACY OF THIS PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.
                               ------------------


     THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN SHARES OF THE PRIVATE INVESTMENT CLASS OF THE TREASURY PORTFOLIO AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 30, 1996, HAS BEEN FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY INCORPORATED BY REFERENCE. FOR A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION WITHOUT CHARGE, WRITE TO THE ADDRESS ABOVE OR CALL (800) 877-7748. THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE TRUST.



     THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE TRUST'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE TREASURY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE TRUST INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



                      PROSPECTUS DATED: DECEMBER 30, 1996

                               TABLE OF CONTENTS


                                                  PAGE
                                                  ----
SUMMARY..........................................   2
TABLE OF FEES AND EXPENSES.......................   5
FINANCIAL HIGHLIGHTS.............................   6
SUITABILITY FOR INVESTORS........................   7
INVESTMENT PROGRAM...............................   7
PURCHASE OF SHARES...............................  10
REDEMPTION OF SHARES.............................  12
DIVIDENDS........................................  13
TAXES............................................  13
NET ASSET VALUE..................................  14
YIELD INFORMATION................................  14
REPORTS TO SHAREHOLDERS..........................  15
MANAGEMENT OF THE TRUST..........................  15
GENERAL INFORMATION..............................  18


                                    SUMMARY

THE PORTFOLIO AND ITS INVESTMENT OBJECTIVE


     The Trust is an open-end diversified series management investment company. This Prospectus relates to the Private Investment Class (the "Class") of the Treasury Portfolio (the "Portfolio"). The Portfolio is a money market fund which invests in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The instruments purchased by the Portfolio will have maturities of 397 days or less. The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



     Pursuant to separate prospectuses, the Trust also offers other shares of other classes of shares of beneficial interest of the Portfolio representing an interest in the Portfolio. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The Trust also offers shares of two classes of another portfolio, the Treasury TaxAdvantage Portfolio, each pursuant to a separate prospectus. The portfolios of the Trust are referred to collectively as "Portfolios."



     Because the Trust declares dividends on a daily basis, shares of each class of the Portfolio have the same net asset value (proportionate interest in the net assets of the Portfolio) and bear equally those expenses, such as the advisory fee, that are allocated to the Portfolio as a whole. All classes of the Portfolio share a common investment objective and portfolio of investments. However, different classes of the Portfolio have different shareholder qualifications, and are separately allocated certain class expenses, such as those associated with the distribution of their shares. Therefore, each class will have a different dividend payment and a different yield.


INVESTORS IN THE CLASS

     The Class is designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other financial institutions can invest in a diversified open-end money market fund.

PURCHASE OF SHARES


     Shares of the Class that are offered hereby are sold at net asset value. The minimum initial investment in the Class is $10,000. There is no minimum amount for subsequent investments. Payment for shares of the Class purchased must be in funds immediately available to the Trust. See "Purchase of Shares."

REDEMPTION OF SHARES

     Redemptions may be made without charge at net asset value. Payment for redeemed shares of the Class for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made on the same day. See "Redemption of Shares."

DIVIDENDS

     The net income of the Portfolio is declared as a dividend daily to shareholders of record immediately after 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Class. Information concerning the amount of the dividends declared on any particular day will normally be available by 5:00 p.m. Eastern Time on that day. See "Dividends."

CONSTANT NET ASSET VALUE


     The Trust uses the amortized cost method of valuing the securities held by the Portfolio and rounds the per share net asset value to the nearest whole cent. Accordingly, the net asset value per share of the Portfolio will normally remain constant at $1.00. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. See "Net Asset Value."


INVESTMENT ADVISOR


     A I M Advisors, Inc. ("AIM") serves as the Trust's investment advisor and receives a fee based on the Trust's average daily net assets. During the fiscal year ended August 31, 1996, the Trust paid AIM advisory fees with respect to the Portfolio which represented 0.06% of the average daily net assets of the Portfolio. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. Under an Administrative Services Agreement, AIM may be reimbursed by the Trust for its costs of performing certain accounting and other administrative services for the Trust. See "Management of the Trust -- Investment Advisor" "-- Administrative Services."



     On November 4, 1996, A I M Management Group Inc. ("AIM Management"), announced that it had entered into an Agreement and Plan of Merger among INVESCO plc, INVESCO Group Services Inc. and AIM Management, pursuant to which AIM Management will be merged with INVESCO Group Services, Inc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. The Trust's investment advisor, AIM, is a wholly-owned subsidiary of AIM Management.



     The proposed transaction may be deemed to cause an "assignment" (as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act")) of the Master Investment Advisory Agreement between the Trust and AIM. Under the 1940 Act and the Master Investment Advisory Agreement, an assignment results in the automatic termination of the Master Investment Advisory Agreement.



     On December 11, 1996, the Board of Trustees of the Trust approved a new investment advisory agreement, subject to shareholder approval, between AIM and the Trust with respect to the Portfolio. Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board of Trustees has also approved a new administrative services agreement with AIM and a new distribution agreement with Fund Management

Company. There are no material changes to the terms of the new agreements, including the fees payable by the Portfolio. No change is anticipated in the investment advisory or other personnel responsible for the Portfolio as a result of these new agreements.



     The Board of Trustees has approved these new agreements because the Portfolio's corresponding existing agreements will terminate upon the consummation of the proposed merger of AIM Management into a subsidiary of INVESCO plc. Provided that the Portfolio's shareholders approve the new investment advisory agreement at the Annual Meeting and the merger is consummated, the new investment advisory agreement with respect to the Portfolio, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing date of the merger.


DISTRIBUTOR AND DISTRIBUTION PLAN


     Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Class. Pursuant to a plan of distribution adopted by the Trust's Board of Trustees, the Trust may pay up to 0.50% of the average daily net asset value of the Portfolio attributable to the Class to FMC as well as to certain broker-dealers or other financial institutions. Of this amount, up to 0.25% may be for continuing personal services to shareholders provided by broker-dealers or institutions and the balance would be deemed an asset-based sales charge. See "Purchase of Shares" and "Distribution Plan."


SPECIAL RISK CONSIDERATIONS

     The Portfolio may borrow money and enter into reverse repurchase agreements. The Portfolio may invest in repurchase agreements and purchase securities for delayed delivery. Accordingly, an investment in the Portfolio may entail somewhat different risks from an investment in an investment company that does not engage in such practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."


     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM
Logo), AIM and Design, AIM, AIM LINK and AIM Institutional Funds are registered service marks and La Familia AIM de Fondos and La Familia AIM de Fondos and Design are service marks of A I M Management Group Inc.

                           TABLE OF FEES AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES*
  Maximum sales load imposed on purchases
     (as a percentage of offering price).................................             None
  Maximum sales load on reinvested dividends
     (as a percentage of offering price).................................             None
  Deferred sales load (as a percentage of original purchase price or
     redemption proceeds, as applicable).................................             None
  Redemption fees (as a percentage of amount redeemed,
     if applicable)......................................................             None
  Exchange fee...........................................................             None
ANNUAL PORTFOLIO OPERATING EXPENSES -- PRIVATE INVESTMENT CLASS
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management fees........................................................             0.06%
  12b-1 fees (after fee waivers)**.......................................             0.30%***
  Other expenses:
     Custodian fees......................................................   0.01%
     Other...............................................................   0.02%
                                                                            ----
          Total other expenses...........................................             0.03%
                                                                                     -----
  Total portfolio operating expenses --
     Private Investment Class............................................             0.39%
                                                                                     =====


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  * Beneficial owners of shares of the Class should consider the effect of any changes imposed by their bank, broker-dealer or other financial institution for various services.



 ** Had there been no fee waivers, 12b-1 fees would have been 0.50% and Total portfolio operating expenses would have been 0.59%.



*** It is possible that as a result of Rule 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Class, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.


EXAMPLE

     An investor in the Class would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


         1 year...............................................................   $ 4
         3 years..............................................................   $13
         5 years..............................................................   $22
        10 years..............................................................   $49



     The Table of Fees and Expenses is designed to assist an investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Trust" below.) The expense figures are based upon actual costs and fees charged to the Class for the fiscal year ended August 31, 1996. The Table of Fees and Expenses reflects a voluntary waiver of 12b-1 fees for the Class. Future waivers of fees (if any) may vary from the figures reflected in the Table of Fees and Expenses. To the extent any service providers assume additional expenses of the Class, such assumption of additional expenses will have the effect of lowering the Class's overall expense ratio and increasing its yield to investors. Beneficial owners of shares of the Class should also consider the effect of any charges imposed by the institution maintaining their accounts.



     The example in the Table of Fees and Expenses assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Portfolio Operating Expenses -- Private Investment Class" remain the same in the years shown.



     The example shown in the above table is based on the amounts listed under "Annual Portfolio Expenses." THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS


     Shown below are the per share data, ratios and supplemental data for the four-year period ended August 31, 1996 and the period November 25, 1991 (date operations commenced) through August 31, 1992. The data has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information.



                                               1996             1995           1994           1993           1992
                                             --------         --------       --------       --------       --------
Net asset value, beginning of period........ $   1.00         $   1.00       $   1.00       $   1.00       $   1.00
Income from investment operations:
  Net investment income.....................     0.05             0.05           0.03           0.03           0.03
                                             --------         --------       --------       --------       --------
  Total from investment operations..........     0.05             0.05           0.03           0.03           0.03
                                             --------         --------       --------       --------       --------
Less distributions:
  Dividends from net investment income......    (0.05)           (0.05)         (0.03)         (0.03)         (0.03)
                                             --------         --------       --------       --------       --------
Net asset value, end of period.............. $   1.00         $   1.00       $   1.00       $   1.00       $   1.00
                                             ========         ========       ========       ========       ========
Total return................................     5.25%            5.34%          3.22%          2.91%          3.92%(a)
                                             ========         ========       ========       ========       ========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)................................ $352,537         $394,585       $412,716       $204,281       $    525
                                             ========         ========       ========       ========       ========
  Ratio of expenses to average net
    assets(c)...............................     0.39%(b)         0.40%          0.38%          0.38%          0.40%(a)
                                             ========         ========       ========       ========       ========
  Ratio of net investment income to average
    net assets(d)...........................     5.14%(b)         5.23%          3.26%          2.81%          3.68%(a)
                                             ========         ========       ========       ========       ========


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(a) Annualized.


(b) Ratios are based on average net assets of $407,231,329.



(c) Ratios of expenses to average net assets prior to waiver of distribution fees and/or expense reimbursements were 0.59%, 0.60%, 0.60%, 0.67% and 4.54% for the periods 1996-1992, respectively.



(d) Ratios of net investment income to average net assets prior to waiver of distribution fees and/or expense reimbursements were 4.94%, 5.03%, 3.05%, 2.52% and (0.47%) for the periods 1996-1992, respectively.

                           SUITABILITY FOR INVESTORS

     The Class is intended for use primarily by customers of banks, certain broker-dealers and other financial institutions who seek a convenient vehicle in which to invest in an open-end diversified money market fund. The minimum initial investment is $10,000.

     Investors in the Class have the opportunity to receive a somewhat higher yield than might be obtainable through direct investment in money market instruments, and enjoy the benefits of diversification, economies of scale and same-day liquidity. Generally, higher interest rates can be obtained on the purchase of very large blocks of money market instruments. Of course, any such relative increase in interest rates may be offset to some extent by the operating expenses of the Class.

                               INVESTMENT PROGRAM
INVESTMENT OBJECTIVE

     The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The money market instruments in which the Portfolio invests are considered to carry very little risk and accordingly may not have as high a yield as that available on money market instruments of lesser quality. The Portfolio consists exclusively of money market instruments which have maturities of 397 days or less from the date of purchase (except that securities subject to repurchase agreements may have longer maturities).

INVESTMENT POLICIES

     The Portfolio invests exclusively in direct obligations of the U.S. Treasury, which include Treasury bills, notes and bonds, and repurchase agreements relating to such securities. The Portfolio may also engage in certain investment practices described below. The market values of the money market instruments held by the Portfolio will be affected by changes in the yields available on similar securities. If yields have increased since a security was purchased, the market value of such security will generally have decreased. Conversely, if yields have decreased, the market value of such security will generally have increased.


     REPURCHASE AGREEMENTS. The Portfolio intends to invest in repurchase agreements with banks and broker-dealers pertaining to the securities described above and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Trust's Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Trust's Board of Trustees to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

     BORROWING MONEY/REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money and enter into reverse repurchase agreements with respect to its portfolio securities in amounts up to 10% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement. Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will borrow money or enter into reverse repurchase agreements solely for temporary or defensive purposes, such as to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings by the Portfolios under the 1940 Act.

     LENDING OF PORTFOLIO SECURITIES. The Portfolio may also lend its portfolio securities in amounts up to 33-1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Portfolio. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

     PORTFOLIO TRANSACTIONS. The Portfolio does not seek profits through short-term trading and will generally hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Securities held by the Portfolio will be disposed of prior to maturity if an earlier disposition is deemed desirable by AIM to meet redemption requests. In addition, AIM will continually monitor the creditworthiness of issuers whose securities are held by the Portfolio, and securities held by the Portfolio may be disposed of prior to maturity as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Portfolio's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

     PURCHASING DELAYED DELIVERY SECURITIES. In managing the Portfolio's investments, AIM may indicate to dealers or issuers its interest in acquiring certain securities for the Portfolio for settlement beyond a customary settlement date. In some cases, the Portfolio may agree to purchase such securities at stated prices and yields. In such cases, such securities are considered "delayed delivery" securities when traded in the secondary market. Since this is done to facilitate the acquisition of portfolio securities and is not for the purpose of investment leverage, the amount of delayed delivery securities involved may not exceed the estimated amount of funds available for investment on the settlement date. Until the settlement date, assets of the Portfolio with a dollar value sufficient at all times to make payment for the delayed delivery securities will be segregated. The total amount of segregated assets may not exceed 25% of the Portfolio's total assets. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Portfolio and will be subject to the risks of market value fluctuations. The purchase price of the delayed delivery securities will be recorded as a liability of the Portfolio until settlement. Absent extraordinary circumstances, the Portfolio's right to acquire delayed delivery securities will not be divested prior to the settlement date.

     ILLIQUID SECURITIES. The Portfolio will invest no more than 10% of its net assets in illiquid securities.

     The investment policies described above may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of the Portfolio.

INVESTMENT RESTRICTIONS

     The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Portfolio's assets which may be concentrated in any specific industry or issuer. The most significant of these restrictions provide that the Portfolio will not:

          (1) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as such rule may be amended from time to time; or

          (2) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities. The Portfolio will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

     The foregoing investment restrictions of the Portfolio (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio.


     The Board of Trustees has unanimously approved the elimination of or changes to certain fundamental investment policies of the Trust, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.



     The Trust is currently generally prohibited from investing in other investment companies. The Board of Trustees has approved the elimination of this prohibition, and the amendment to another fundamental investment policy that corresponds to the proposed elimination. The elimination of the fundamental investment policy that prohibits the Trust from investing in other investment companies and the proposed amendment to the corresponding fundamental investment policy would permit investment in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.



     The Board of Trustees has approved the amendment of Investment No. (1) of the Trust indicated above. In the event shareholders approve the proposed change, Investment Restriction No. (1) will read in full as follows:



          (1) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as such rule may be amended from time to time, and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.



     In addition to the restrictions described above, the Portfolio must also comply with the requirements of Rule 2a-7 under the 1940 Act, as such rule may be amended from time to time, which govern the operations of money market funds, and may be more restrictive than the policies described herein. The SEC has proposed certain changes to Rule 2a-7. While such proposed changes may have a prospective impact on the investments of the Portfolio, the Portfolio anticipates no difficulty in complying with any proposed change if adopted by the SEC. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.


                               PURCHASE OF SHARES


     Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Portfolio. As discussed below, the Trust reserves the right to reject any purchase order. Although there is no sales charge imposed on the purchase of shares of the Class, banks or other institutions may charge a recordkeeping, account maintenance or other fee to their customers, and beneficial holders of the shares of the Class should consult with the institutions maintaining their accounts to obtain a schedule of applicable fees. To facilitate the investment of proceeds of purchase orders, investors are urged to place their orders as early in the day as possible. Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the Portfolio prior to 4:00 p.m. Eastern Time on a business day of the Portfolio. Purchase orders received after such time will be processed at the next day's net asset value. Following the initial investment, subsequent purchases of shares of the Class may also be made via AIM LINK--Registered Trademark--, a personal computer application software product. Shares of the Class will earn the dividend declared on the effective date of purchase.



     A "business day of the Portfolio" is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Trust's custodian bank, are open for business. It is expected that The Bank of New York and the Federal Reserve Bank of New York will be closed during the next twelve months on Saturdays and Sundays, and on the observed holidays of New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


     Shares of the Class are sold to customers of banks, certain broker-dealers and other financial institutions (each, an Institution, and collectively, "Institutions"). Individuals, corporations, partnerships and other businesses that maintain qualified accounts at an Institution may invest in the shares of the Class. Each Institution will render administrative support services to its customers who are the beneficial owners of the shares of the Class. Such services may include, among other things, establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions in shares of the Class; providing periodic statements showing a customer's account balance in shares of the Class; distribution of Trust proxy statements, annual reports and other communications to shareholders whose accounts are serviced by the Institution; and such other services as the Trust may reasonably request. Institutions will be required to certify to the Trust that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.


     Prior to the initial purchase of shares of the Class, an Account Application, which can be obtained from A I M Institutional Fund Services, Inc. ("AIFS"), must be completed and sent to AIFS at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to AIFS. An investor must open an account in the shares of the Class through an Institution in accordance with procedures established by such Institution. Each Institution separately determines the rules applicable to accounts in the shares of the Class opened with it, including minimum initial and subsequent investment requirements and the procedures to be followed by investors to effect purchases of shares of the Class. The minimum initial investment is $10,000, and there is no minimum amount of subsequent purchases of shares of the Class by an Institution on behalf of its customers. An investor who proposes to open a Portfolio account with an Institution should consult with a representative of such Institution to obtain a description of the rules governing such an account. The Institution holds shares of the Class registered in its name, as agent for the customer, on the books of the Institution. A statement with regard to the customer's shares of the Class is supplied to the customer periodically, and confirmations of all transactions for the account of the customer are provided by the Institution to the customer promptly upon request. In addition, the Institution sends to each customer proxies, periodic reports and other information with regard to the customer's shares of the Class. The customer's shares of the Class are fully assignable and subject to encumbrance by the customer.

     All agreements which relate to a customer's account with an Institution are with the Institution. An investor may terminate his relationship with an Institution at any time, in which case an account in the investor's name will be established directly with the Portfolio and the investor will become a shareholder of record. In such case, however, the investor will not be able to purchase additional shares of the Class directly, except through reinvestment of dividends and distributions.


     Orders for the purchase of shares of the Class are placed by the investor with the Institution. The Institution is responsible for the prompt transmission of the order to the Trust. The Portfolio will normally be required to make immediate settlement in federal funds (member bank deposits with a Federal Reserve Bank) for portfolio securities purchased. Accordingly, payment for shares of the Class purchased by Institutions on behalf of their customers must be in federal funds. If an investor's order to purchase shares of the Class is paid for other than in federal funds, the Institution, acting on behalf of the investor, completes the conversion into federal funds (which may take two business days), or itself advances federal funds prior to conversion, and promptly transmits the order and payment in the form of federal funds to AIFS.



     Subject to the conditions stated above and to the Trust's right to reject any purchase order, orders will be accepted (i) when payment for the shares of the Class purchased is received by The Bank of New York, the Trust's custodian bank, in the form described above and notice of such order is provided to AIFS or (ii) at the time the order is placed, if the Portfolio is assured of payment. Shares of the Class purchased by orders which are accepted prior to 4:00 p.m. Eastern Time will earn the dividend declared on the date of purchase.



     Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Trust and any funds received for which an order has not been received will be returned to the sending Institution. An order must specify that it is for the purchase of Shares of the "Private Investment Class of the Treasury Portfolio," otherwise any funds received will be returned to the sending Institution.


     The Trust reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.


                              REDEMPTION OF SHARES


     A shareholder may redeem any or all of its shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Trust. Redemption requests with respect to the Class may also be made via AIM LINK--Registered Trademark--. Normally, the net asset value per share of the Portfolio will remain constant at $1.00. See "Net Asset Value." Redemption requests with respect to shares of the Class are normally made through a customer's Institution.


     Payment for redeemed shares of the Class is normally made by Federal Reserve wire to the commercial bank account designated in the Institution's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by AIFS prior to 4:00 p.m. Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Class to be redeemed will not receive the dividend declared on the effective date of the redemption. If a redemption request is received by AIFS after 4:00 p.m. Eastern Time or on other than a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 4:00 p.m. Eastern Time on the next business day of the Portfolio, and the proceeds of such redemption will normally be wired on the effective day of the redemption.


     A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Trust. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Trust or AIFS, the Trust's transfer agent.



     Shareholders may request a redemption by telephone. AIFS and FMC will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the Account Application if they reasonably believe such request to be genuine but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmations promptly after the transaction.



     Payment for shares of the Class redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 will be made by check mailed within seven days after receipt of the redemption request in proper form. The Trust may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Portfolio's best interest to do so.



     In certain cases, the Trust may call for the redemption of, or refuse to transfer or issue, shares of the Class in order to comply with law or to further the purposes for which the Trust is formed. If a transfer or redemption of shares of the Class causes the value of shares of the Class in an account to be less than $500, the Trust may cause the remaining shares to be redeemed.

                                   DIVIDENDS


     Dividends from the net income of the Portfolio are declared daily to shareholders of record of each class of the Portfolio as of immediately after 4:00 p.m. Eastern Time on the day of declaration. Net income for dividend purposes is determined daily as of 4:00 p.m. Eastern Time. The dividend accrued and paid for each class will consist of (a) income of the Portfolio, the allocation of which is based upon such class' pro rata share of the total outstanding shares representing an interest in the Portfolio, less (b) Portfolio expenses, such as custodian fees, trustees' fees, accounting and legal expenses, based upon such class' pro rata share of the net assets of the Portfolio, less
(c) expenses directly attributable to such class, such as distribution expenses, if any, and transfer agency fees. Although realized gains and losses on the assets of the Portfolio are reflected in its net asset value, they are not expected to be of an amount which would affect its $1.00 per share net asset value for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized short-term gains may be declared and paid yearly or more frequently. See "Taxes." The Portfolio does not expect to realize any long-term capital gains or losses.



     All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Class at the net asset value as of 4:00 p.m. Eastern Time on the last business day of the month. Such election, or any revocation thereof, must be made in writing by the Institution to AIFS at 11 Greenway Plaza, Suite 1919, Houston, TX 77046-1173 and will become effective with dividends paid after its receipt by AIFS. If a shareholder redeems all the shares of the Class in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.



     The Portfolio uses its best efforts to maintain the net asset value per share at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Trust incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Trust's Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances, the Board of Trustees might reduce or suspend the daily dividend in order to prevent to the extent possible the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which it held its shares of the Class and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.


                                     TAXES

     The policy of the Portfolio is to distribute to its shareholders at least 90% of its investment company taxable income for each year and consistent therewith to meet the distribution requirements of Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio also intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax. The Portfolio intends to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the period ending on October 31. The Portfolio also intends to meet the other requirements of Subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Portfolio will pay no taxes on net investment income and net realized capital gains paid to shareholders.

     Dividends paid by the Portfolio are subject to taxation as of the date of payment, whether received by shareholders in cash or shares of the Class. The Code provides an exception to this general rule: if the Portfolio declares a dividend in October, November or December to shareholders of record in such months and pays the dividend during January of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January when it is paid. It is anticipated that no portion of distributions will be eligible for the dividends received deduction for corporations. Dividends paid by the Portfolio from its net investment income and short-term capital gains are taxable to shareholders at ordinary income tax rates.


     The Portfolio will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore, the Portfolio may not offset its gains against the losses of the other portfolio of the Trust and each portfolio of the Trust must specifically comply with all the provisions of the Code.



     Distributions and transactions referred to in the preceding paragraphs may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisors concerning the application of state, local or foreign taxes.



     Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or AIFS.



                                NET ASSET VALUE



     The net asset value per share of the Portfolio is determined daily as of 4:00 p.m. Eastern Time on each business day of the Portfolio. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including interest accrued but not collected) less all of its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Portfolio and rounding the resulting per share net asset value to the nearest one cent.


     The securities of the Portfolio are valued on the basis of amortized cost pursuant to rules promulgated by the SEC to money market funds. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio, computed as described in "Purchases and Redemptions -- Performance Information" in the Statement of Additional Information, may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION


     Yield information for the Class can be obtained by calling the Trust at
(800) 877-7748. Yields will fluctuate from time to time and are not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Portfolio's investments, the Portfolio's maturity and the operating expense ratio of the Class. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY INSTITUTION. These factors should be carefully considered by the investor before making an investment in the Portfolio.


     For the seven-day period ended August 31, 1996, the current yield and the effective yield (which assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the annualized current yield for the period) of the Class were 4.93% and 5.05%, respectively. These performance numbers are quoted for illustration purposes only. The performance numbers for any other seven-day period may be substantially different from those quoted above.



     To assist banks and other institutions performing their own subaccounting, same day information as to the daily dividend per share for the Portfolio to eight decimal places and current yield normally will be available by 5:00 p.m. Eastern Time.



     From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolio's yield and total return.


                            REPORTS TO SHAREHOLDERS


     The Trust furnishes shareholders with semi-annual reports containing information about the Portfolio and its operations, including a list of the investments held in the Portfolio and financial statements. The annual financial statements are audited by the Trust's independent auditors.



     Unless otherwise requested by the shareholder, each shareholder will be provided with a written confirmation for each transaction by its Institution. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the Institution. The Institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.



                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES


     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including agreements with the Trust's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to the Trust's officers and to AIM, subject always to the objectives and policies of the Trust and to the general supervision of the Trust's Board of Trustees.


INVESTMENT ADVISOR


     A I M Advisors, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, acts as the investment advisor for the Portfolio pursuant to a Master Investment Advisory Agreement dated as of October 18, 1993 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its affiliates, manages or advises 41 investment company portfolios. As of November 14, 1996, the total assets of the investment company portfolios managed or advised by AIM and its affiliates were approximately $61.1 billion. All of the directors and certain of the officers of AIM are also trustees or executive officers of the Trust. AIM is a wholly owned subsidiary of AIM Management. AIM Management is a holding company engaged in the financial services business.


     Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. The Advisory Agreement requires AIM to reduce its fee to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale.


     For the fiscal year ended August 31, 1996, AIM received fees from the Trust under an advisory agreement previously in effect, which provided for the same level of compensation to AIM as the Advisory Agreement, with respect to the Portfolio which represented 0.06% of such Portfolio's average daily net assets. During such fiscal year, the expenses of the Class, including AIM's fees, amounted to 0.39% of the Class' average daily net assets.


ADMINISTRATIVE SERVICES


     The Trust has entered into a Master Administrative Services Agreement effective October 18, 1993 with AIM (the "Administrative Services Agreement"), pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Portfolio, including the services of a principal financial officer of the Trust and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the Portfolio may reimburse AIM for expenses incurred by AIM in connection with such services.



FEE WAIVERS



     AIM or its affiliates may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Portfolio but will retain its ability to be reimbursed for such fee or expenses prior to the end of the fiscal year. FMC may in its discretion from time to time voluntarily agree to waive its 12b-1 fee, but will retain its ability to be reimbursed prior to the end of each fiscal year. AIM voluntarily reimbursed expenses of $113,500 on the Portfolio during the year ended August 31, 1996.


DISTRIBUTOR


     The Trust has entered into a Master Distribution Agreement dated as of October 18, 1993 (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly-owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with FMC and AIM. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Class either directly or through other broker-dealers. FMC is the distributor of several of the mutual funds managed or advised by AIM.


     FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares of the Class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Class or the amount received as proceeds from such sales. Dealers or institutions may not use sales of the shares of the Class to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN


     The Trust has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Trust may compensate FMC in connection with the distribution of shares of the Class in an amount equal to 0.50% on an annualized basis of the average daily net assets of the Portfolio attributable to the Class. Such amounts may be expended when and if authorized by the Board of Trustees and may be used to finance such distribution-related services as expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Plan.



     Of the compensation paid to FMC under the Plan, a service fee may be paid to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class, in amounts of up to 0.25% of the average net assets of the Portfolio attributable to the Class which are attributable to the customers of such dealers or financial institutions. Payments to dealers and other financial institutions in excess of such amount and payments retained by FMC would be characterized as an asset-based sales charge pursuant to the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the Class. The Plan does not obligate the Trust to reimburse FMC for the actual expenses FMC may incur in fulfilling its obligations under the Plan on behalf of the Class. Thus, under the Plan, even if FMC's actual expenses exceed the fee payable to FMC thereunder at any given time, the Trust will not be obligated to pay more than that fee. If FMC's expenses are less than the fee it receives, FMC will retain the full amount of the fee.



     The Plan requires the officers of the Trust to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to each Plan and the purposes for which such expenditures were made. The Board of Trustees shall review these reports in connection with their decisions with respect to the Plan.



     As required by Rule 12b-1 under the 1940 Act, the Plan was initially approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Trustees") on July 19, 1993. In approving the continuance of the Plan in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Trust and the shareholders of the Class.


     The Plan may be terminated by a vote of a majority of the Qualified Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the shares of the Class. Any change in the Plan that would increase materially the distribution expenses paid by the Class requires shareholder approval; otherwise the Plan may be amended by the trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     AIM is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

     AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment programs. Certain research services furnished by dealers may be useful to clients of AIM other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES


     The Trust is a Delaware business trust. The Trust was originally incorporated in Maryland on January 24, 1977, but had no operations prior to November 10, 1980. Effective December 31, 1986, the Trust was reorganized as a Massachusetts business trust; and effective October 15, 1993, the Trust was reorganized as a Delaware business trust. On October 15, 1993, the Portfolio succeeded to the assets and assumed the liabilities of the Treasury Portfolio (the "Predecessor Portfolio") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Trust and STIC. All historical financial and other information contained in this Prospectus for periods prior to October 15, 1993 relating to the Portfolio (or a class thereof) is that of the Predecessor Portfolio (or the corresponding class thereof). Shares of beneficial interest of the Trust are divided into seven classes. Five classes, including the Class, represent interests in the Portfolio, and two classes represent interests in the Treasury TaxAdvantage Portfolio. Each class of shares has a par value of $.01 per share. The other classes of the Trust may have different sales charges and other expenses which may affect performance. An investor may obtain information concerning the Trust's other classes by contacting FMC.



     All shares of the Trust have equal rights with respect to voting, except that the holders of shares of a particular portfolio or class will have the exclusive right to vote on matters pertaining solely to that portfolio or class. For example, holders of shares of a particular portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such portfolio. In addition, if a portfolio is divided into various classes, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. The shareholders of the Class have distinctive rights with respect to dividends and redemption which are more fully described in this Prospectus. In the event of liquidation or termination of the Trust, holders of shares of each portfolio will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Trust attributable to the respective portfolio or allocated to the respective portfolio based on the liquidation value of such portfolio.

Fractional shares of each portfolio have the same rights as full shares to the extent of their proportionate interest.


     There will not normally be annual shareholders' meetings. Shareholders may remove trustees from office by votes cast at a meeting of shareholders called solely for such purpose or by written consent. A meeting of shareholders for the sole purpose of considering removal of a trustee shall be called at the request of the holders of 10% or more of the Trust's outstanding shares. As of December 1, 1996, Liberty Bank & Trust Company of Tulsa, N.A. was the owner of record of 45.06% of the outstanding shares of the Class. As long as Liberty Bank & Trust Company of Tulsa, N.A. owns over 25% of such shares, it may be presumed to be in "control" of the Private Investment Class of the Treasury Portfolio, as defined in the 1940 Act.



     There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid and non-assessable. The Board of Trustees may create additional portfolios and classes of the Trust without shareholder approval.


TRANSFER AGENT AND CUSTODIAN


     The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, acts as transfer agent for the shares of the Class.


LEGAL COUNSEL


     The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the Trust and has passed upon the legality of the shares of the Portfolio.


SHAREHOLDER INQUIRIES


     Shareholder inquiries concerning the status of an account should be directed to an investor's Institution, or to the Trust at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, or may be made by calling (800) 877-7748.


OTHER INFORMATION


     This Prospectus sets forth basic information that investors should know about the Trust and the Portfolio prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Trust or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

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SHORT-TERM INVESTMENTS TRUST       SHORT-TERM
11 Greenway Plaza, Suite 1919      INVESTMENTS TRUST
Houston, Texas 77046-1173
(800) 877-7748                     PRIVATE
                                   INVESTMENT CLASS
INVESTMENT ADVISOR                 OF THE
A I M ADVISORS, INC.               --------------------------------------------
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173          TREASURY PORTFOLIO                PROSPECTUS
(713) 626-1919

DISTRIBUTOR                                                   DECEMBER 30, 1996
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173          [LOGO APPEARS HERE]
(800) 877-7748                     Fund Management Company

AUDITORS
KPMG PEAT MARWICK LLP
NationsBank Building
700 Louisiana
Houston, Texas 77002

CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street
11th Floor
New York, New York 10286

TRANSFER AGENT
A I M INSTITUTIONAL FUND
  SERVICES, INC.
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING
MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST
OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY
JURISDICTION TO ANY PERSON TO WHOM SUCH OFFERING MAY NOT LAWFULLY BE MADE.